UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 13, 2008
FEDERAL HOME LOAN BANK OF DALLAS
(Exact name of registrant as specified in its charter)

Federally chartered corporation (State or other jurisdiction of incorporation or organization)	000-51405 (Commission File Number)	71-6013989 (IRS Employer Identification No.)

8500 Freeport Parkway South, Suite 600	75063-2547
Irving, TX	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(214) 441-8500
Former name or former address, if changed since last report:
Not Applicable
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On October 13, 2008, Melvin H. Johnson, Jr., a member director, declined a nomination to be considered for a four-year term commencing on January 1, 2009 and ending on December 31, 2012. In doing so, Mr. Johnson did not express any disagreement on any matter relating to the Bank’s operations, policies or practices. Mr. Johnson has served as a member director representing the State of Texas since January 2006. His term as a director of the Bank will expire on December 31, 2008.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas
Date: October 17, 2008	By:	/s/ Tom Lewis
Tom Lewis
Senior Vice President and Chief Accounting Officer